LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

Collection Period:    August 1-31, 2002                                 Distribution Date:   Sep 16 2002
Determination Date:   Sep 10 2002

------------------------------------------------------------------------------------------------------------------------------------
INITIAL DEAL                   TOTAL          CLASS A-1      CLASS A-2      CLASS A-3      CLASS A-4       CLASS A       CLASS B
------------------------------------------------------------------------------------------------------------------------------------
Class Percentages                 100.00%          14.20%         30.00%         23.20%         29.60%          97.00%         3.00%
Original Pool Balance      250,000,000.00   35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Note Balance Total         250,000,000.00   35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Number of Contracts                14,337
Class Pass Through Rates                           1.840%         2.470%         3.175%         3.983%                        8.500%
Senior Strip                     0.25000%
Servicing Fee Rate               2.20000%
Indenture Trustee Fee            0.00350%
Custodian Fee                    0.02100%
Backup Servicer Fee              0.02150%
Insurance Premium Fee            0.35000%

Initial Weighted Average
 APR                            14.78400%
Initial Weighted Average
 Monthly Dealer
 Participation Fee Rate          0.00000%
Initial Weighted Average
 Adjusted APR (net of
 Monthly Dealer
 Participation) of
 Remaining Portfolio            14.78400%
Initial Weighted Average
 Remaining Term                     64.00
Initial Weighted Average
 Original Term                      67.00


------------------------------------------------------------------------------------------------------------------------------------
CURRENT MONTH CERTIFICATE
 BALANCES                       TOTAL         CLASS A-1       CLASS A-2      CLASS A-3     CLASS A-4       CLASS A        CLASS B
------------------------------------------------------------------------------------------------------------------------------------
BOP:
Total Pool Balance         250,000,000.00   35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00
Total Note Balance         250,000,000.00   35,500,000.00  75,000,000.00  58,000,000.00  74,000,000.00  242,500,000.00  7,500,000.00

EOP:
Class Percentages                 100.00%                                                                       97.00%         3.00%
Number of Current Month
 Closed Contracts                     145
Number of Reopened Loans                0
Number of Contracts - EOP          14,192
Total Pool Balance - EOP   244,938,019.46   30,589,878.88  75,000,000.00  58,000,000.00  74,000,000.00  237,589,878.88  7,348,140.58
Total Note Balance - EOP   244,978,714.76   30,589,878.88  75,000,000.00  58,000,000.00  74,000,000.00  237,589,878.88  7,388,835.88

Class Collateral Pool
 Factors                       0.97991486      0.86168673     1.00000000     1.00000000     1.00000000                    0.98517812

Weighted Average APR of
 Remaining Portfolio            14.79569%
Weighted Average Monthly
 Dealer  Participation
 Fee Rate                        0.00000%
Weighted Average Adjusted
 APR (net of Monthly
 Dealer Participation)
 of Remaining Portfolio         14.79569%
Weighted Average
 Remaining Term                     63.73
Weighted Average Original
 Term                               66.62

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A

------------------------------------------------------------------------------------------------------------------------------------
TOTAL DISTRIBUTION AMOUNT                                                                                                 CONTRACTS
------------------------------------------------------------------------------------------------------------------------------------
Monthly Payments:                         Principal                                                      2,456,910.72
                                          Interest                                                       3,136,408.82
Early Payoffs:                            Principal Collected                                            2,521,005.00
                                          Early Payoff Excess Servicing Compensation                           362.54
                                          Early Payoff Principal Net of Rule of 78s Adj.                 2,520,642.46        141
                                          Interest                                                          31,274.07
Liquidated Receivable:                    Principal Collected                                               24,148.50
                                          Liquidated Receivable Excess Servicing Compensation                    0.00
                                          Liquidated Receivable Principal Net of Rule of 78s Adj.           24,148.50          4
                                          Interest                                                             190.45
Cram Down Loss:                           Principal                                                              0.00
Purchase Amount:                          Principal                                                              0.00          0
                                          Interest                                                               0.00
                                                                                      Total Principal    5,001,701.68
                                                                                       Total Interest    3,167,873.34
                                                                         Total Principal and Interest    8,169,575.02
Recoveries                                                                                                  30,913.40
Excess Servicing Compensation                                                                                  362.54
Late Fees & Miscellaneous Fees                                                                              17,454.53
Collection Account Customer Cash                                                                         8,218,305.49
ADDITIONAL COLLECTION ACCOUNT CASH:
Collection Account Investment Income                                                                         3,598.85
Servicer Simple Interest Shortfall
 or (Excess)                                                                                                     0.00
Simple Interest Excess to Spread Account                                                                   (90,851.64)
Available Funds                                                                                          8,131,052.70

----------------------------------------------------------------------------------------------------------------------------------
                                                                                                DISTRIBUTION      SHORTFALL/DRAW
DISTRIBUTION                                                                                       AMOUNT        DEFICIENCY CLAIM
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                8,131,052.70
Monthly Dealer Participation Fee                                                        0.00    8,131,052.70           0.00
Prior Unpaid Dealer Participation Fee                                                   0.00    8,131,052.70
Servicing Fees:                          Current Month Servicing Fee              458,333.33
                                         Prior Period Unpaid Servicing Fee              0.00
                                         Late Fees & Miscellaneous Fees            17,454.53
                                         Excess Servicing Compensation                362.54
                                                           Total Servicing Fees:  476,150.40    7,654,902.30           0.00
Senior Strip:                                                                      52,083.33    7,602,818.97           0.00
Indenture Trustee Fee                                                                 729.17    7,602,089.80           0.00
Custodian Fee                                                                       4,375.00    7,597,714.80           0.00
Backup Servicer Fee                                                                 4,479.17    7,593,235.63           0.00
Prior Unpaid Indenture Trustee Fee                                                      0.00    7,593,235.63           0.00
Prior Unpaid Custodian Fee                                                              0.00    7,593,235.63           0.00
Prior Unpaid Backup Servicing Fee                                                       0.00    7,593,235.63           0.00


LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  DISTRIBUTION      SHORTFALL/DRAW
DISTRIBUTION CONTINUED                                                                               AMOUNT        DEFICIENCY CLAIM
----------------------------------------------------------------------------------------------------------------------------------
Class A-1 Note Interest:                   Current Month                           58,062.22      7,535,173.41         0.00
                                           Prior Carryover Shortfall                    0.00      7,535,173.41
Class A-2 Note Interest:                   Current Month                          154,375.00      7,380,798.41         0.00
                                           Prior Carryover Shortfall                    0.00      7,380,798.41
Class A-3 Note Interest:                   Current Month                          153,458.33      7,227,340.08         0.00
                                           Prior Carryover Shortfall                    0.00      7,227,340.08
Class A-4 Note Interest:                   Current Month                          245,618.33      6,981,721.75         0.00
                                           Prior Carryover Shortfall                    0.00      6,981,721.75
Class A-1 Note Principal:                  Current Month                        4,910,121.12      2,071,600.63         0.00
                                           Prior Carryover Shortfall                    0.00      2,071,600.63
Class A-2 Note Principal:                  Current Month                                0.00      2,071,600.63         0.00
                                           Prior Carryover Shortfall                    0.00      2,071,600.63
Class A-3 Note Principal:                  Current Month                                0.00      2,071,600.63         0.00
                                           Prior Carryover Shortfall                    0.00      2,071,600.63
Class A-4 Note Principal:                  Current Month                                0.00      2,071,600.63         0.00
                                           Prior Carryover Shortfall                    0.00      2,071,600.63
Certificate Insurer:                       Premium                                 69,297.05      2,002,303.58         0.00
                                           Reimbursement Obligations                    0.00      2,002,303.58
Expenses:                                  Trust Collateral Agent                   5,800.00      1,996,503.58         0.00
                                           Indenture Trustee                            0.00      1,996,503.58         0.00
                                           Custodian                                    0.00      1,996,503.58         0.00
                                           Backup Servicer                              0.00      1,996,503.58         0.00
Senior Strip Allocation                                                                 0.00      1,996,503.58
Class B Note Interest:                     Current Month                           53,125.00      1,995,461.91         0.00
                                           Prior Carryover Shortfall                    0.00      1,995,461.91
Distribution to the Class B Reserve Account                                        52,083.33      1,943,378.58
Distribution (from) the Class B Reserve Account                                         0.00      1,943,378.58
Distribution to (from) the Spread Account                                       1,943,378.58              0.00

----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATED RECEIVABLES
----------------------------------------------------------------------------------------------------------------------------------

Liquidated Receivables:                    BOP Liquidated Receivable
                                            Principal Balance                      84,427.36
                                           Liquidation Principal Proceeds          24,148.50
                                           Principal Loss                          60,278.86
                                           Prior Month Cumulative
                                            Principal Loss LTD                          0.00
                                           Cumulative Principal Loss LTD           60,278.86

----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION
----------------------------------------------------------------------------------------------------------------------------------
                    DELINQUENCY STATUS:             # OF CONTRACTS                AMOUNT            % OF TOTAL POOL BALANCE
                                Current                          11,854       204,652,747.00                   83.55%
                              1-29 Days                           2,272        39,183,150.85                   16.00%
                             30-59 Days                              62         1,024,432.04                    0.42%
                             60-89 Days                               4            77,689.57                    0.03%
                            90-119 Days                               0                 0.00                    0.00%
                       120 Days or More                               0                 0.00                    0.00%
                                  Total                          14,192       244,938,019.46                  100.00%


TRIGGER ANALYSIS:
(SEE PAGE 5 OF 5 FOR TRIGGER AND EVENT OF DEFAULT THRESHOLDS)

                                                                               Trigger       Trigger    Event of Default   Event of
                                                  Current Month               Threshold       Event        Threshold        Default
            AVERAGE DELINQUENCY RATIO                0.43609%                    8.00%           NO           10.00%          NO
              CUMULATIVE DEFAULT RATE                  0.04%                     3.06%           NO           3.90%           NO
                 CUMULATIVE LOSS RATE                  0.01%                     1.53%           NO           1.95%           NO

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


-----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------
           REPOSSESSION STATISTICS:
                                        CERTIFICATE INVENTORY                                          RECOVERY INVENTORY
                                           # OF CONTRACTS        AMOUNT*                                  # OF CONTRACTS    AMOUNT*
              Prior Month Inventory              0                   0.00     Prior Month Inventory              0            0.00
                Current Month Repos             24             370,826.25       Current Month Repos              2       54,118.35
          Repos Actually Liquidated              0                   0.00  Repos from Trust Liquidation          0            0.00
    Repos Liquidated at 60+ or 150+              0                   0.00  Repos Actually Liquidated             2       54,118.35
                      Dealer Payoff              0                   0.00             Dealer Payoff              0            0.00
                   Redeemed / Cured              7              83,457.36          Redeemed / Cured              0            0.00
                    Purchased Repos              0                   0.00           Purchased Repos              0            0.00
            Current Month Inventory             17             287,368.89   Current Month Inventory              0            0.00


* The Prior Month Inventory reported this month may differ due to Payment or NSF activity.

LIQUIDATED RECEIVABLE STATISTICS:
                                           # OF CONTRACTS        AMOUNT
Current Month Balance                            4              84,427.36
Cumulative Balance                               4              84,427.36
Current Month Proceeds                                          24,338.95
Cumulative Proceeds                                             24,338.95
Current Month Recoveries                                        30,913.40
Cumulative Recoveries                                           30,913.40


RECEIVABLES LIQUIDATED AT 150 OR MORE DAYS DELINQUENT, 60 OR MORE DAYS
PAST THE DATE AVAILABLE FOR SALE AND BY ELECTION:                                 CUMULATIVE RECEIVABLES LIQUIDATED AT 150+ AND 60+:
                                              Balance            Units                                   Balance         Units
Prior Month                                     0.00               0                                      0.00            0.00
Current Trust Liquidation Balance               0.00               0                                      0.00            0.00
Current Monthly Principal Payments              0.00
Reopened Loan Due to NSF                        0.00               0
Current Repurchases                             0.00               0
Current Recovery Sale Proceeds                  0.00               0
Deficiency Balance of Sold Vehicles             0.00
EOP                                             0.00               0                                      0.00            0.00

                                         SPREAD ACCOUNT RECONCILIATION
                                                                                              REQUISITE AMOUNT:    19,595,041.56
Total Deposit                                           3,750,000.00
BOP Balance                                             3,750,000.00
Remaining Distribution Amount                           1,943,378.58
Simple Interest Excess to Spread Account                   90,851.64
Investment Income                                           2,844.70
Current Month Draw                                                 -
EOP Balance Prior to Distribution                       5,787,074.92

Current Spread Account Release Amount                           0.00

EOP Balance                                             5,787,074.92

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A


-----------------------------------------------------------------------------------------------------------------------------------
STATISTICAL INFORMATION CONTINUED
-----------------------------------------------------------------------------------------------------------------------------------
                                                     CLASS B RESERVE ACCOUNT RECONCILIATION
                                                                                                     SPECIFIED CLASS B RESERVE
                                                                                                              BALANCE: 2,755,552.72
Total Deposit                                                                           2,812,500.00
BOP Balance                                                                             2,812,500.00
Excess Due Class B Reserve From Spread Account                                                  0.00
Senior Strip                                                                               52,083.33
Investment Income                                                                           2,133.51
Current Month Draw                                                                                 -
EOP Balance Prior to Distribution                                                       2,866,716.84

Class B Reserve Account Release Amount                                                    111,164.12

EOP Balance                                                                             2,755,552.72

                                           Class B Principal Payment Amount               111,164.12

                                           Distribution to Certificateholder                    0.00


TRIGGER EVENT AND EVENT OF DEFAULT THRESHOLDS:

-----------------------------------------------------------------------------------------------------------------------------------
 CUMULATIVE LOSS:                                                               CUMULATIVE GROSS DEFAULT:
-----------------------------------------------------------------------------------------------------------------------------------
   UP TO MONTH                   TRIGGER EVENT               EVENT OF DEFAULT    UP TO MONTH     TRIGGER EVENT   EVENT OF DEFAULT
        3                            1.53%                        1.95%               3              3.06%            3.90%
        6                            2.76%                        3.50%               6              5.53%            7.00%
        9                            3.96%                        4.87%               9              7.91%            9.74%
        12                           5.22%                        5.97%               12             10.45%          11.94%
        15                           6.12%                        7.04%               15             12.24%          14.08%
        18                           6.64%                        7.85%               18             13.28%          15.70%
        21                           7.17%                        8.55%               21             14.33%          17.10%
        24                           7.65%                        9.14%               24             15.30%          18.27%
        27                           8.10%                        9.58%               27             16.19%          19.17%
        30                           8.47%                        9.98%               30             16.94%          19.97%
        33                           8.77%                       10.32%               33             17.54%          20.64%
        36                           9.03%                       10.69%               36             18.05%          21.37%
        39                           9.22%                       10.87%               39             18.44%          21.74%
        42                           9.36%                       11.06%               42             18.73%          22.12%
        45                           9.47%                       11.17%               45             18.95%          22.34%
        48                           9.59%                       11.28%               48             19.18%          22.56%
        51                           9.63%                       11.32%               51             19.26%          22.63%
        54                           9.66%                       11.39%               54             19.33%          22.78%
        57                           9.70%                       11.42%               57             19.40%          22.85%
        60                           9.70%                       11.42%               60             19.40%          22.85%
        63                           9.70%                       11.42%               63             19.40%          22.85%
        66                           9.70%                       11.42%               66             19.40%          22.85%
        69                           9.70%                       11.42%               69             19.40%          22.85%
        72                           9.70%                       11.42%               72             19.40%          22.85%
-----------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------------------------------------------
AVERAGE DELINQUENCY RATIO:       TRIGGER EVENT               EVENT OF DEFAULT
---------------------------------------------------------------------------------------
As of any Determination Date         8.00%                       10.00%
---------------------------------------------------------------------------------------

LONG BEACH ACCEPTANCE AUTO RECEIVABLES TRUST 2002-A





Long Beach Acceptance Corp., as Servicer, certifies that all computations presented reflect accurate information as of August 31, 2002 and were performed in conformity with the Sale and Servicing Agreement dated August 1, 2002.



/s/ Marie E. Persichetti
-------------------------------------------
Marie E. Persichetti
Vice President and Treasurer


/s/ Maureen E. Morley
-------------------------------------------
Maureen E. Morley
Vice President and Controller